KAR International Small-Mid Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—86.1%
Communication Services—25.3%
Adevinta ASA (Norway)(1)	50,773	$511
Ascential plc (United Kingdom)	129,771	466
Auto Trader Group plc (United Kingdom)	136,708	892
carsales.com Ltd. (Australia)	25,544	316
CTS Eventim AG & Co. KGaA (Germany)(1)	10,038	417
Karnov Group AB (Sweden)	71,817	428
MarkLines Co., Ltd. (Japan)	4,700	98
New Work SE (Germany)	688	210
Rightmove plc (United Kingdom)	127,759	865
Scout24 AG (Germany)	2,336	181
Yandex N.V. Class A (Russia)(1)	7,040	352
		4,736

Consumer Discretionary—4.3%
Mercari, Inc. (Japan)(1)	15,100	469
Union Auction PCL (Thailand)	1,251,000	331
		800

Consumer Staples—1.2%
Cia Cervecerias Unidas SA Sponsored ADR (Chile)	15,923	228
Energy—1.2%
Pason Systems, Inc. (Canada)	42,218	231
Financials—8.7%
Gruppo Mutuionline SpA (Italy)	27,072	578
Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	46,533	348
Sabre Insurance Group plc (United Kingdom)	94,392	309
VNV Global AB publ (Sweden)(1)	52,937	392
		1,627

Health Care—1.5%
Haw Par Corp., Ltd. (Singapore)	38,000	269
Industrials—26.6%
51job, Inc. ADR (China)(1)	4,979	358
CAE, Inc. (Canada)	21,076	342
DSV PANALPINA A/S (Denmark)	1,560	191
Enento Group Oyj (Finland)	5,521	228
Haitian International Holdings Ltd. (Hong Kong)	114,000	232
HeadHunter Group plc ADR (Russia)	51,259	1,198
JOST Werke AG (Germany)(1)	5,452	184
Knorr-Bremse AG (Germany)	3,030	307
Marel HF (Iceland)	81,973	424
MTU Aero Engines AG (Germany)	1,283	222
Rotork plc (United Kingdom)	65,169	226
S-1 Corp. (South Korea)	2,915	209
Simplybiz Group plc (The) (United Kingdom)	151,270	285
Voltronic Power Technology Corp. (Taiwan)	20,000	576
		4,982

	Shares	Value

Information Technology—16.2%
Admicom Oyj (Finland)	2,316	$222
Alten SA (France)(1)	7,757	667
Bouvet ASA (Norway)	8,411	425
FDM Group Holdings plc (United Kingdom)	26,282	294
Fortnox AB (Sweden)	6,058	166
Freee KK (Japan)(1)	3,600	164
SimCorp A/S (Denmark)	4,740	511
Webcash Corp. (South Korea)	10,336	478
Webstep AS (Norway)(1)	54,197	104
		3,031

Materials—1.1%
Corp. Moctezuma SAB de C.V. (Mexico)	93,922	198
Total Common Stocks (Identified Cost $14,085)		16,102

Total Long-Term Investments—86.1% (Identified Cost $14,085)		16,102

Short-Term Investment—10.9%
Money Market Mutual Fund—10.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.085%)(2)	2,047,371	2,047
Total Short-Term Investment (Identified Cost $2,047)		2,047

TOTAL INVESTMENTS—97.0% (Identified Cost $16,132)		$18,149
Other assets and liabilities, net—3.0%		556
NET ASSETS—100.0%		$18,705

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United Kingdom	22%
United States	11
Russia	9
Germany	8
Norway	5
Sweden	5
Other	37
Japan	3
Total	100%
† % of total investments as of June 30, 2020.
See Notes to Schedule of Investments

KAR International Small-Mid Cap Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of June 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$16,102	$13,291	$2,811
Money Market Mutual Fund	2,047	2,047	—
Total Investments	$18,149	$15,338	$2,811
There were no securities valued using significant unobservable inputs (Level 3) at June 30, 2020.
There were no transfers into or out of Level 3 related to securities held at June 30, 2020.
See Notes to Schedule of Investments

KAR INTERNATIONAL SMALL-MID CAP FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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